UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2007

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Atlas Air Worldwide Holdings, Inc. (the "Company") is filing this Current Report on Form 8-K/A to report that Ernst & Young LLP ("E & Y") has completed its audit services for the fiscal year ended December 31, 2006. As previously disclosed, the Audit Committee of the Company's Board of Directors has approved the engagement of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, such engagement to take effect for the fiscal year ended December 31, 2007 and for all interim periods therein.

(a) Dismissal of previous independent accountants:

On February 21,2007, the Company notified E & Y that it had determined to dismiss them as the Company's independent registered public accounting firm, effective upon E & Y's completion of the audit of the Company's financial statements as of and for the fiscal year ended December 31, 2006 and the issuance of E & Y's report thereon. The dismissal of E & Y became effective on March 15, 2007.

The audit reports of E & Y on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006, and through March 12, 2007, the date of E & Y's audit report in respect of the Company's 2006 financial statements, there were no disagreements with E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of E & Y would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended Decemeber 31, 2006, through March 12, 2007, there have been no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K, other than one material weakness in the Company's internal control over financial reporting that was communicated to the Company by E & Y in connection with its audit of the Company's financial statements for the 2005 fiscal year and that has been remedied.

The Company furnished a copy of the above disclosures to E & Y and requested that E & Y furnish the Company a letter to the Securities and Exchange Commission stating whether or not E & Y agrees with the statements made above. A copy of such letter is filed as Exhibit 16 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

16 - Letter from Ernst & Young LLP to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

March 19, 2007	By:	Adam R. Kokas

Name: Adam R. Kokas
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

16	Letter of Ernst & Young LLP to the Securities and Exchange Commission